EXHIBIT 10.70



                                  MEDICON, INC.

                  STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS

          MEDICON, Inc., an Illinois corporation (the "Company"), hereby formulates and adopts the following Stock Option Plan for Non-Employee Directors (the "Plan") of the Company.

          1.   Purpose.  The purpose of the Plan is to secure for the Company
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the benefits of the addition incentive inherent in the ownership of Class A
Common Stock, no par value, of the Company ("Common Stock") by non-employee directors of the Company and to help the Company secure and retain the services of such non-employee directors. The Plan is not intended to be a formula plan under Rule 16b-3 (c)(2)(ii), under the Securities Exchange Act of 1934.

          2.   Administration.  The Plan shall be administered by the
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compensation committee (the "Committee") appointed by the Board of Directors of the Company (the "Board of Directors"), which Committee shall consist of two or more directors. The members of the Committee shall be appointed by, and may be changed at any time and from time to time in the discretion of, the Board of Directors.

               Subject to the provisions of the Plan, the Committee shall have the authority (a) to exercise all of the powers granted to it under the Plan,
(b) to construe, interpret and implement the Plan and any option agreements executed pursuant to the Plan, (c) to prescribe, amend and rescind rules relating to the Plan, (d) to make any determination necessary or advisable in administering the Plan, and (e) to correct any defect, supply any omission and reconcile any inconsistency in the Plan. The determination of the Committee on all matters relating to the Plan or any option agreement shall be conclusive. No member of the Committee shall be liable for any action or determination made in good faith with respect to the Plan or any option granted hereunder.

               Notwithstanding anything to the contrary contained herein:
(a) until the Board of Directors shall appoint the members of the Committee, the Plan shall be administered by the Board of Directors, and (b) the Board of Directors may, in its sole discretion, at any time and from time to time, resolve to administer the Plan. In either of the foregoing events, the term Committee as used herein shall mean the Board of Directors.



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               Options for members of the Committee shall be granted by the entire Board of Directors, rather than by the Committee.

          3.   Common Stock Subject to Options.  Subject to the adjustment
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provisions of Section 13 below, a maximum of 48,487 shares of Common Stock may be made subject to options granted under the Plan. If, and to the extent that, options granted under the Plan shall terminate, expire or be canceled for any reason without having been exercised, new options may be granted in respect of the shares covered by such terminated, expired or canceled options. The granting and terms of such new options shall comply in all respects with the provisions of the Plan.

               Shares sold upon the exercise of any option granted under the Plan may be shares of authorized and unissued Common Stock, shares of issued Common Stock held in the Company's treasury or both.

               There shall be reserved at all times for sale under the Plan a number of shares, of either authorized and unissued shares of Common Stock shares of Common Stock held in the Company's treasury, or both, equal to the maximum number of shares which may be purchased pursuant to options granted or that may be granted under the Plan.

          4.   Eligibility.  Options under the Plan may be granted to such
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directors of the Company who are not employees of the Company or any affiliate of the Company as the Committee shall from time to time in its sole discretion select ("Eligible Directors").

          5.   Grant of Options.
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               (a)  Awards.   Eligible Directors may be awarded, at the
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discretion of the Committee, options to purchase shares of Common Stock with the number of such shares to be determined by the Committee, such grants to be made at the time the person becomes a member of the Board of Directors, and/or at a later date as selected by the Committee.

               (b) Type of Options.  All options granted under the Plan shall be
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"nonqualified" stock options subject to the provisions of section 83 of the
Internal Revenue Code of 1986, as amended (the "Code") and are not intended to qualify for special tax treatment as incentive stock options subject to the provisions of Code section 422. A director receiving an option pursuant to the Plan is hereinafter referred to as an "Optionee."



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          6.   Price.    The option price of each share of Common Stock
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purchasable under any option granted pursuant to the Plan shall be the Fair
Market Value (as defined below) thereof at the time the option is granted.

          For purposes of the Plan, "Fair Market Value" shall mean, with respect to each share of Common Stock for any day, (a) the last reported sale price regular way or, in case no such sale takes place on such day, the average of the closing bid and asked prices regular way, in either case as reported on the principal national securities exchange on which such Common Stock is listed or admitted for trading or (b) if such Common Stock is not listed or admitted for trading on any national securities exchange, the last reported sale price or, in case no such sale takes place on such day, the average of the highest reported bid and the lowest reported asked quotation for such Common Stock, in either case as reported on the Automatic Quotation System of NASDAQ or a similar service if NASDAQ is no longer reporting such information. If stock is not listed or admitted for trading on any national securities exchange or quoted on NASDAQ or a similar service on such date, Fair Market Value shall be determined by the Committee in its sole discretion.

          7.   Exercisability of Options.  Each option granted to an Optionee
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hereunder shall become exercisable as set forth in the individual option agreements.

          All outstanding options, to the extent not vested in accordance with the foregoing, shall be forfeited on the date of termination of a director's service as a director of the Company.

          8.   Duration of Options.     Notwithstanding any provision of the
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Plan to the contrary, the unexercised portion of any vested option granted under the Plan shall automatically and without notice terminate and become null and void at the time of the earliest to occur of the following:

               (a) The expiration of 10 years from the date on which such option was granted;
               (b) The expiration of one year from the date the Optionee's service with the Company shall terminate by reason of "permanent and total disability" within the meaning of Section 22(e)(3) of the Code ("Disability"), provided, however, that if the Optionee shall die during such one-year period, the provisions of subparagraph (c) below shall apply;

               (c) The expiration of one year from the date of the Optionee's death, if such death occurs during service



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as a director, during the one-year period described in subparagraph (b) above or during the three-month period described in subparagraph (e) below;

               (d) The date the Optionee's service with the Company shall terminate by reason of "cause" (as hereafter defined). Termination by reason of "Cause" shall mean termination by reason of participation and conduct during the performance of services consisting of fraud, felony, willful misconduct or commission of any act which causes or may reasonably be expected to cause damage to the Company or any of its affiliates; and

               (e) The expiration of three months from the date of the Optionee's service with the Company (including advisory services) terminates other than by reason of death, Disability or termination for Cause.

          9.   Method of Exercise.
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               (a)  The option or any part thereof may be exercised in
accordance with Section 2 of the individual option agreements only by giving written notice of exercise to the Company at its principal business office, directed to the attention of its Chief Financial Officer and by specifying the number of whole shares of Common Stock with respect to which the option is being exercised. Such notice must be accompanied by payment of the full purchase price for the number of shares purchased.

               (b) Payment of the purchase price shall be made by the Optionee to the Company at the time of exercise by cash, check or money order or by Common Stock owned by the Optionee (provided that, if the Committee so requires, such Common Stock must be owned by the Optionee for at least six months prior to exercise). As soon as practicable after it receives payment of the purchase price, subject to the withholding provisions of Section 21 of this Plan, the Company shall deliver to the Optionee a certificate or certificates for the shares of Common Stock so purchased.



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          10.  Nontransferability of Options.  No option or any right granted to
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the Optionee shall be assignable or transferable (whether by operation of law or otherwise and whether voluntarily or involuntarily) other than by will or the laws of descent and distribution. During the Optionee's lifetime, all rights granted to the Optionee under the Plan shall be exercisable only by the Optionee (or the Optionees' court-appointed legal representative).

          11.  Right of Discharge Reserved.  Nothing in the Plan or in any
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option shall confer upon any Optionee the right to continue as a director of the
Company or affect any right that the Company or its shareholders may have to terminate the Optionee's service as a director.

          12.  No Stockholder Rights.  No Optionee or other person shall have
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any of the rights of a stockholder of the Company with respect to any shares subject to the option until the date of the issuance of a stock certificate or certificates to him for such shares. Except for adjustments made pursuant to
Section 14 no adjustment shall be made for dividends, distributions or other rights (whether ordinary or extraordinary, and whether in cash, securities or other property) for which the record date is prior to the date such stock certificate is issued.

          13.  Adjustments.
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               (a)  Upon Changes in Capitalization.  To the extent specified by
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the Board of Directors, the number of shares of Stock that may be issued pursuant to options under the Plan, the number of shares of Stock subject to options, the exercise price of options theretofore granted under the Plan and the amount payable by a grantee in respect of an option shall be appropriately adjusted (as the Board of Directors may determine) for any change in the number of issued shares of Stock resulting from the subdivision or combination of shares of Stock or other capital adjustments, or the payment of a stock dividend after the effective date of the Plan, or other change in such shares of Stock effected without receipt of consideration by the Company; provided that any options covering fractional shares of Stock resulting from any such adjustment shall be eliminated. Adjustments under this Section 14 shall be made by the Board of Directors, whose determination as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

               (b)  Other.  In the event of any acquisition, divestiture or any
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other corporate transaction of any kind involving the Company or its subsidiaries which the Board of Directors, in its discretion, determines to be of such a kind or nature as to make appropriate an amendment or



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adjustment to the Plan in order to effectuate the intent and purposes of the
Plan, the Board of Directors, in its discretion, may make such amendment or adjustment. Without limiting the generality of the foregoing, the Board of Directors, in its discretion, may, in connection with any such corporate transaction, (a) reduce or increase the Minimum EBITDA Targets, the Maximum EBITDA Targets and/or the EBITDA Factors and/or (b) amend any other terms or provisions of the Plan, all as it deems appropriate to effectuate the intent and purposes of the Plan.

          14.  Form of Agreements with Optionees.  Each option granted
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pursuant to the Plan shall be in writing and shall have such form, terms and provisions, not inconsistent with the provisions of the Plan, as the Committee shall provide for such option.

          15.  Purchase for Investment.  Whether or not the options and shares
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covered by the Plan have been registered under the Securities Act of 1933, as amended, each person exercising an option under the Plan may be required by the Company to give a representation in writing that such person is acquiring such shares for investment and not with a view to, or for sale in connection with, the distribution of any part thereof. The Company will endorse any necessary legend referring to the foregoing restriction upon the certificate or certificates representing any shares issued or transferred to the Optionee upon the exercise of any option granted under the Plan.

          16.  Puts and Calls.
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               (a)  Call Option.  During the 120-Day period following the date
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the Optionee's services as director with the Company and its subsidiaries terminates, the Company shall have an option to purchase from such Optionee (or from any legal representative or transferee (by will or the laws of descent and distribution or otherwise) of such Optionee) all or any portion of shares ("option shares") acquired by such Optionee pursuant to the exercise of options granted under this Plan at a purchase price per share equal to (i) if the Optionee's services as director terminates other than for Cause, "Put/Call Value" (as defined in the next sentence and as determined on the date of the written notice described in Section 17(c)), and (ii) if the Optionee's services as director with the Company and its subsidiaries terminates for Cause, the lesser of Put/Call Value (determined on the date of the written notice described in Section 17(c)) and the option exercise price; provided, however, that this
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provision shall have no applicability if the Common Stock is publicly traded on a national securities exchange, throughout such 120-day period except in the event the Optionee's services as director is terminated for Cause.



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Put/Call Value" shall mean:  if the Stock is listed or admitted for trading on any national securities exchange or quoted on NASDAQ or a similar service on such date, Fair Market Value as defined above; and if the Stock is not listed or admitted for trading on any national securities exchange or quoted on NASDAQ or a similar service on such date, the value equal to four times the EBITDA for the 12-month period ending at the end of the month proceeding the put or call exercise divided by the outstanding "Shares" (as such term is defined in the Amended and Restated Articles of Incorporation) unless the Committee determines that it does not reflect the Fair Market Value,in which case it shall mean the Fair Market Value.

               (b)  Put Option.  During the 120-day period following the date
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the Optionee's services as director with the Company and its subsidiaries terminates by reason of death or disability, the Optionee, the Optionee's court-appointed legal representative (or the person or persons to whom such options pass under the Optionee's will or, if applicable, pursuant to the laws of descent and distribution) may cause the Company to purchase the option shares at a purchase price per share equal to Put/Call Value (determined on the date of the written notice described in Section 17(c)); provided, however, that this
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provision shall have no applicability if (i) the Common Stock is publicly traded on a national securities exchange throughout such 120-day period or (ii) such purchase by the Company would (x) constitute or cause a breach or violation of, or a default (whether immediately or with notice or lapse of time or both) under, any debt agreement of the Company or of any of its subsidiaries whether currently in existence or entered into subsequent to the date hereof), (y) require the consent or approval of the holders of any class of the Company's capital stock pursuant to the Company's Amended and Restated Articles of Incorporation and such consent or approval is not obtained, or (z) violate any law applicable to the Company.

               (c)  Closing.  To the extent applicable, the call and put options
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described in Sections 17(a) and (b) shall be exercisable by delivering to the
Optionee or the Company, as the case may be, within such 120-day period, written notice of intention to exercise such option. The closing of the purchase and sale of shares of Common Stock pursuant to the exercise of such options shall take place on the 11th day (or if not a business day, the next business day) following the date of the written notice at the offices of the Company. At such closing the Optionee shall deliver to the Company, duly endorsed for transfer, certificates representing all of the shares of Common Stock being purchased and sold at such closing against payment therefor



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which, at the option of the Company, shall be made either by certified or bank cashier's check for the purchase price.

               (d)  Option Cancellation.  During the 120-day period following
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the date the Optionee's services as director with the Company and its subsidiaries terminates, or in connection with a Change of Control (as defined in the Amended and Restated Articles of Incorporation), the Committee, in its discretion, by written notice to the Optionee may cancel all options then exercisable (as determined under Section 7 hereof), or any part thereof, and the Company shall pay to the Optionee, as soon as practicable thereafter, an amount in cash equal to the excess of (i) the aggregate Fair Market Value of the shares of Common Stock subject to the option or part hereof canceled (determined as of the date the Committee, provide written notice thereof to the Optionee) over
(ii) the aggregate option exercise price of the shares of Common Stock subject to the option or part thereof canceled.

          17.  Notices.  All notices and other communications hereunder shall be
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given in writing, shall be personally delivered against receipt or sent by registered or certified mail, return receipt requested, shall be deemed given on the date of delivery or of mailing, and if mailed, shall be addressed (a) to the Company, at its principal business office and (b) to the Optionee, at the Optionee's principal residential address last furnished to the Company. Notices sent to the Company shall be sent to Medicon, Inc., 40 Skokie Boulevard, Northbrook, Il 60062-1618, Attention: Chief Financial Officer of the Company. Either party may, by notice, change the address to which notice to such party is to be given.

          18.  Termination and Amendment of Plan and Options.  Unless the Plan
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shall theretofore have been terminated a hereinafter provided, options may be granted under the Plan prior to the tenth anniversary of the Effective Date on which the Plan will expire, except as to options then outstanding under the Plan. Such options shall remain in effect until they have been exercised, have expired or have been canceled.

          The Plan may be terminated or amended at any time by the Board of Directors; provided, however, that (i) any such amendment shall comply with all applicable laws and applicable stock exchange listing requirements, and (ii) any amendment for which stockholder approval is required by law or in order to maintain continued qualification of the Plan under Rule 16b-3 shall not be effective until such approval has been obtained.



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          No termination, modification or amendment of the Plan, without the consent of the Optionee, may adversely affect the rights of such person with respect to such option.

          19.  Effective Date of Plan.  The Plan shall become effective upon its
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adoption by the Board of Directors (the "Effective Date"), subject, however, to its approval by the Company's shareholders within 12 months after the date of such adoption.

          20.  Government and Other Regulations.  The obligation of the Company
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with respect to options granted under the Plan shall be subject to all applicable laws, rules and regulations and such approvals by any governmental agency as may be required, including, without limitation, the effectiveness of any registration statement required under the Securities Act of 1933, as amended, and the rules and regulations of any securities exchange on which the Common Stock may be listed.

          21.  Withholding.  The Company's obligation to deliver the shares of
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Common Stock in respect of any option granted under the Plan shall be subject to all applicable federal, state and local tax withholding requirements. Federal, state and local withholding tax due upon the exercise of any option, may be paid in shares of Common Stock (including the withholding of shares subject to an option).

          22.  Separability.  If any part of the Plan is declared by any court
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or governmental authority to be unlawful or invalid, such unlawfulness or invalidity shall not invalidate any portion of the Plan not declared to be unlawful or invalid. Any Section or part of a Section so declared to be unlawful or invalid shall, if possible, be construed in a manner which will give effect to the terms of such Section or part of a Section to the fullest extent possible while remaining lawful and valid.

          23.  Non-Exclusivity of the Plan.  Neither the adoption of the Plan by
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the Board of Directors nor the submission of the Plan to the Shareholders of the
Company for approval shall be construed as creating any limitation on the power of the Board of Directors to adopt such other incentive arrangements as it may deem desirable, including, without limitation, the granting of stock options and the awarding of stock and cash otherwise than under the Plan, and such arrangements may be either generally applicable or applicable only in specific cases.
          24.  Exclusion from Pension and Profit-Sharing Computation.  By
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acceptance of an option, each Optionee



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shall be deemed to have agreed that such grant is special incentive compensation that will not be taken into account, in any manner, as salary, compensation or bonus in determining the amount of any payment under any pension, retirement or other employee benefit plan of the Company or any of its affiliates. In addition, such option will not affect the amount of any life insurance coverage, if any provided by the Company on the life of the Optionee.

          25.  Governing Law.  The Plan shall be governed by, and construed in
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accordance with, the laws of the State of Illinois.